TCW Funds, Inc.

Supplement Dated December 31, 2013 to the

Statement of Additional Information Dated June 26, 2013

Disclosure relating to the TCW Funds, Inc. (the “Corporation”)

Effective December 31, 2013, Charles W. Baldiswieler has resigned as Director, President and Chief Executive Officer of the Corporation.

As of January 1, 2014, all references to Charles W. Baldiswieler will be deleted.

Please retain this Supplement with your Statement of Additional Information for future reference.